UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2023

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge

Irving, Texas 75038

(Address of principal executive offices and zip code)

(972) 444-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on October 10, 2023, Pioneer Natural Resources Company, a Delaware corporation (“Pioneer”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Pioneer, Exxon Mobil Corporation, a New Jersey corporation (“ExxonMobil”), and SPQR, LLC, a Delaware limited liability company and a wholly-owned subsidiary of ExxonMobil (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Pioneer (the “Merger”), with Pioneer surviving the Merger as a wholly-owned subsidiary of ExxonMobil.

On December 4, 2023, Pioneer and ExxonMobil each received a request for additional information and documentary materials (a “Second Request”) from the Federal Trade Commission (“FTC”) in connection with the FTC’s review of the Merger. The effect of a Second Request is to extend the waiting period imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), until 30 days after each of Pioneer and ExxonMobil has substantially complied with the Second Request issued to it, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Pioneer and ExxonMobil continue to work constructively with the FTC in its review of the Merger and continue to expect that the Merger will be completed in the first half of 2024, subject to the fulfillment of the closing conditions, including receipt of required regulatory approvals and approval of Pioneer’s stockholders.

Important Information about the Merger and Where to Find It

In connection with the Merger between ExxonMobil and Pioneer, ExxonMobil and Pioneer have filed and will file relevant materials with the Securities and Exchange Commission (the “SEC”). On November 21, 2023, ExxonMobil filed with the SEC a registration statement on Form S-4 (the “Form S-4”) to register the shares of ExxonMobil common stock to be issued in connection with the Merger. The Form S-4 includes a proxy statement of Pioneer that also constitutes a prospectus of ExxonMobil. The information in the Form S-4 is not complete and may be changed. After the Form S-4 is declared effective, a definitive proxy statement/prospectus will be mailed to stockholders of Pioneer. This communication is not a substitute for the Form S-4, proxy statement or prospectus or any other document that ExxonMobil or Pioneer (as applicable) has filed or may file with the SEC in connection with the Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EXXONMOBIL AND PIONEER ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the proxy statement/prospectus, as well as other filings containing important information about ExxonMobil or Pioneer, without charge at the SEC’s Internet website (http://www.sec.gov). Copies of the documents filed with the SEC by ExxonMobil are and will be available free of charge on ExxonMobil’s internet website at www.exxonmobil.com under the tab “investors” and then under the tab “SEC Filings” or by contacting ExxonMobil’s Investor Relations Department at investor.relations@exxonmobil.com. Copies of the documents filed with the SEC by Pioneer will be available free of charge on Pioneer’s internet website at https://investors.pxd.com/investors/financials/sec-filings/. The information included on, or accessible through, ExxonMobil’s or Pioneer’s website is not incorporated by reference into this communication.

Participants in the Solicitation

ExxonMobil, Pioneer, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information about the directors and executive officers of Pioneer and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Form S-4 in the section entitled “Interests of Pioneer’s Directors and Executive Officers in the Merger”, including the documents incorporated by reference therein. Information about the directors and executive officers of ExxonMobil is set forth in the sections entitled “Board of Directors” and “Director and Executive Officer Stock Ownership” included in ExxonMobil’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 13, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000119312523100079/d429320ddef14a.htm), in the sections entitled “Information about our Executive Officers” and “Directors, Executive Officers and Corporate Governance” included in ExxonMobil’s Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 22, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000003408823000020/xom-20221231.htm), in ExxonMobil’s Form 8-K filed on June 6, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000003408823000036/xom-20230531.htm) and in ExxonMobil’s Form 8-K filed on February 24, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/34088/000003408823000022/xom-20230221.htm). Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and will be contained in other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Important risk factors that may cause such a difference include, but are not limited to, the risks that the Merger may not be completed on anticipated terms and timing or at all, or that a condition to closing of the Merger may not be satisfied, including obtaining regulatory clearance or Pioneer stockholder approval. These risks, as well as other risks associated with the Merger, are more fully discussed in the proxy statement/prospectus included in the Form S-4. Neither ExxonMobil nor Pioneer assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on ExxonMobil’s or Pioneer’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Christopher L. Washburn
Christopher L. Washburn
Vice President and Chief Accounting Officer

Date:	December 5, 2023